1 U.S. CONCRETE ANNOUNCES 2015 FIRST QUARTER RESULTS First Quarter 2015 Highlights Compared to First Quarter 2014 • Adjusted earnings per diluted share increased to $0.22 • Adjusted EBITDA increased 62.7% to $15.4 million • Adjusted EBITDA margin improved 250 basis points to 9.0% Consolidated revenue increased 17.1% to $171.3 million Like-for-like consolidated revenue increased 2.9% • Ready-mixed concrete revenue increased 15.8% to $155.0 million Like-for-like ready-mixed concrete revenue increased 2.8% • Ready-mixed concrete average sales price improved 13.6% to $121.04 per cubic yard Like-for-like ready-mixed concrete average sales price improved 11.7% • Aggregate products revenue increased 8.1% to $8.9 million • Aggregate products average sales price improved 13.2% to $9.95 per ton • Since the beginning of 2015, acquired two leading ready-mixed producers in key high growth markets which further enhanced the Company's presence in the San Francisco Bay Area and New York metro regions EULESS, TEXAS – May 7, 2015 – U.S. Concrete, Inc. (NASDAQ: USCR), a leading producer of construction materials in select major markets across the United States, today reported results for the first quarter ended March 31, 2015. In the first quarter of 2015, Adjusted EBITDA increased to $15.4 million, compared to $9.5 million in the prior year quarter. Adjusted EBITDA margin as a percentage of revenue improved to 9.0%, compared to 6.5% in the prior year quarter. William J. Sandbrook, President and Chief Executive Officer of U.S. Concrete, stated, "We produced another quarter of strong improvement in our pricing and margins to start the full year 2015. The strength of our platform in our well- structured markets supported a favorable pricing environment across our operations to more than offset the volume impact from the inclement weather we experienced, mainly in our Texas markets. As we look forward in 2015, we are optimistic on the growth prospects for both our ready-mixed concrete and aggregates businesses. The results we are achieving through our acquisitions are validating our growth strategy and we are very excited about our most recent addition of Ferrara Bros. in metro New York, which will help us to further deliver on our growth objectives in this very important Atlantic market. This transaction builds on the significant acquisition activity we have completed in each of our high-growth regional markets during the past 12 months and we are encouraged by the opportunities to further expand our operations and improve our profitability for the full year 2015.”

2 FIRST QUARTER 2015 RESULTS COMPARED TO FIRST QUARTER 2014 Consolidated revenue increased 17.1% to $171.3 million, compared to $146.3 million in the prior year quarter. Revenue from the ready-mixed concrete segment increased $21.1 million, or 15.8%, driven by both volume and pricing. The Company’s ready-mixed concrete sales volume was 1.3 million cubic yards, up 1.8%. Ready-mixed concrete average sales price per cubic yard increased $14.51, or 13.6%, to $121.04 compared to $106.53. Ready-mixed backlog at the end of the quarter was approximately 5.1 million cubic yeards, up 14.1% compared to the end of the prior year quarter. Aggregate products segment revenue increased $0.7 million, or 8.1%, to $8.9 million compared to the prior year quarter. Consolidated gross profit increased $9.8 million with a 350 basis point expansion in margin compared to the prior year quarter. Consolidated adjusted EBITDA of $15.4 million increased $5.9 million, with a 250 basis point expansion in margin. Ready-mixed concrete adjusted EBITDA of $20.6 million increased 49.8%, with a 300 basis point expansion in margin. Ready-mixed raw material spread margin improved by 370 basis points. Aggregate products adjusted EBITDA increased 124% to $0.2 million. Selling, general and administrative (“SG&A”) expenses were $18.1 million compared to $13.6 million in the prior year quarter. As a percentage of revenue, SG&A expenses were 10.5%, compared to 9.3% in the prior year. Excluding non-cash stock compensation, acquisition related professional fees, and officer severance, SG&A was 9.3% of revenue compared to 8.9%, with the increase mainly attributable to higher personnel costs to support sustained growth. Adjusted net income was $3.2 million, or $0.22 per diluted share, compared to $0.1 million in the prior year quarter. Adjusted net income in the first quarter of 2015 excludes non-core items such as an $11.5 million non-cash loss related to derivatives attributable to the fair value changes in the Company's warrants. This compares to a non-cash loss of $0.6 million during the first quarter of 2014. These changes were due to the increase in the price of the Company's stock during the first quarters of 2015 and 2014. Including the impact of the derivative loss as well as non-cash stock compensation, acquisition related expenses and officer severance, the net loss was $(10.5) million, or $(0.77) per diluted share, compared to net loss of $(1.2) million, or $(0.09) per diluted share, in the first quarter of 2014. The Company’s free cash flow in the first quarter of 2015 was $(2.1) million, compared to $(9.8) million in the prior year, with the improvement mainly due to lower capital expenditures. Cash provided by operating activities in the first quarter of 2015 was $0.9 million compared to cash used in operations in the prior year of $(1.9) million. At March 31, 2015, the Company had cash and cash equivalents of $7.4 million and total debt of $221.4 million, resulting in net debt of $214.0 million. The net debt increased $23.8 million from December 31, 2014, largely as a result of the financing of mixer trucks and mobile equipment with additional debt and the acquisition of Right Away Redy Mix in Northern California, which was primarily funded with cash on hand. ACQUISITIONS In February 2015, the Company acquired Right Away Redy Mix, Inc. ("Right Away") located in Oakland, California. Right Away is the largest independent producer of ready-mixed concrete in the San Francisco East Bay area, with established operations across four ready-mixed concrete facilities and a fleet of 49 mixer trucks. Subsequent to the end of the first quarter 2015, in April 2015, the Company completed the acquisition of Ferrara Bros. Building Materials Corp. ("Ferrara Bros."), in New York, N.Y. Ferrara Bros. operates six ready-mixed concrete batch

3 plants from four well-situated locations in New York and New Jersey, and has a fleet of 89 mixer trucks. This acquisition significantly expanded U.S. Concrete's footprint in the New York metropolitan market and further positions the Company to serve additional construction projects in Manhattan. CONFERENCE CALL AND WEBCAST DETAILS U.S. Concrete will host a conference call on Thursday, May 7, 2015 at 10:00 a.m. Eastern time, to review its first quarter 2015 results. To participate in the call, please dial (800) 289-0498 – Conference ID: 9122076 at least ten minutes before the conference call begins and ask for the U.S. Concrete conference call. A replay of the conference call will be available through August 7, 2015, and can be accessed by dialing (888) 203-1112 and entering the pass code 9122076. A live webcast will be available on the Investor Relations section of the Company's website at www.us-concrete.com. Please visit the website at least 15 minutes before the call begins to register, download and install any necessary audio software. For those who cannot listen to the live Web cast, an archive will be available shortly after the call under the investor relations section of the Company’s website at www.us-concrete.com. USE OF NON-GAAP FINANCIAL MEASURES This press release uses the non-GAAP financial measures “adjusted EBITDA,” “adjusted net income (loss),” “adjusted EBITDA margin,” “free cash flow” and “net debt.” The Company has included adjusted EBITDA and adjusted EBITDA margin in this press release because it is widely used by investors for valuation and comparing the Company’s financial performance with the performance of other building material companies. The Company also uses adjusted EBITDA and adjusted EBITDA margin to monitor and compare the financial performance of its operations. Adjusted EBITDA does not give effect to the cash the Company must use to service its debt or pay its income taxes, and thus does not reflect the funds actually available for capital expenditures. In addition, the Company’s presentation of adjusted EBITDA and adjusted EBITDA margin may not be comparable to similarly titled measures that other companies report. The Company considers free cash flow to be an important indicator of its ability to service debt and generate cash for acquisitions and other strategic investments. The Company believes that net debt is useful to investors as a measure of its financial position. The Company presents adjusted net income (loss) and adjusted net income (loss) per share to provide more consistent information for investors to use when comparing operating results for the first quarter of 2015 to the first quarter of 2014. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported operating results or cash flow from operations or any other measure of performance as determined in accordance with GAAP. See the attached “Additional Statistics” for reconciliation of each of these non-GAAP financial measures to the most comparable GAAP financial measures for the quarters ended March 31, 2015 and 2014.

4 ABOUT U.S. CONCRETE U.S. Concrete is a leading producer of construction materials in several major markets in the United States through its two business segments: ready-mixed concrete and aggregate products. The Company has 132 standard ready-mixed concrete plants, 16 volumetric ready-mixed concrete facilities, and 10 producing aggregates facilities. During 2014, U.S. Concrete sold approximately 5.7 million cubic yards of ready-mixed concrete and approximately 4.7 million tons of aggregates. For more information on U.S. Concrete, visit www.us-concrete.com. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This press release contains various forward-looking statements and information that are based on management's belief, as well as assumptions made by and information currently available to management. These forward-looking statements speak only as of the date of this press release. The Company disclaims any obligation to update these statements and cautions you not to rely unduly on them. Forward-looking information includes, but is not limited to, statements regarding: the stability of the business; encouraging nature of third quarter volume and pricing increases; ready-mix backlog; ability to maintain our cost structure and the improvements achieved during our restructuring and monitor fixed costs; ability to maximize liquidity, manage variable costs, control capital spending and monitor working capital usage; and the adequacy of current liquidity. Although U.S. Concrete believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that those expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including, among other matters: general and regional economic conditions; the level of activity in the construction industry; the ability of U.S. Concrete to complete acquisitions and to effectively integrate the operations of acquired companies; development of adequate management infrastructure; departure of key personnel; access to labor; union disruption; competitive factors; government regulations; exposure to environmental and other liabilities; the cyclical and seasonal nature of U.S. Concrete's business; adverse weather conditions; the availability and pricing of raw materials; the availability of refinancing alternatives; and general risks related to the industry and markets in which U.S. Concrete operates. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those expected. These risks, as well as others, are discussed in greater detail in U.S. Concrete's filings with the Securities and Exchange Commission, including U.S. Concrete's Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent Quarterly Reports on Form 10-Q. (Tables Follow)

5 U.S. CONCRETE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) (in thousands, except per share amounts) Three Months Ended March 31, 2015 2014 Revenue $ 171,338 $ 146,257 Cost of goods sold before depreciation, depletion and amortization 139,786 124,525 Selling, general and administrative expenses 18,064 13,643 Depreciation, depletion and amortization 8,279 4,898 Gain on sale of assets (63) (349) Income from operations 5,272 3,540 Interest expense, net (5,153) (5,010) Derivative loss (11,499) (623) Other income, net 599 489 Loss from continuing operations before income taxes (10,781) (1,604) Income tax (benefit) expense (74) 22 Loss from continuing operations (10,707) (1,626) Income from discontinued operations, net of taxes 223 473 Net loss $ (10,484) $ (1,153) Basic and diluted (loss) income per share: Loss from continuing operations $ (0.79) $ (0.12) Income from discontinued operations, net of taxes 0.02 0.03 Net loss per share – basic and diluted $ (0.77) $ (0.09) Weighted average shares outstanding: Basic and diluted 13,560 13,567

6 U.S. CONCRETE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands) March 31, 2015 December 31, 2014 (Unaudited) ASSETS Current assets: Cash and cash equivalents $ 7,386 $ 30,202 Trade accounts receivable, net of allowances of $4,887 and $3,726 as of March 31, 2015 and December 31, 2014, respectively 114,266 114,902 Inventories 30,588 31,722 Deferred income taxes 2,647 1,887 Prepaid expenses 7,582 3,965 Other receivables 5,379 6,519 Assets held for sale 4,523 3,779 Other current assets 303 301 Total current assets 172,674 193,277 Property, plant and equipment, net of accumulated depreciation, depletion, and amortization of $79,859 and $72,962 as of March 31, 2015 and December 31, 2014, respectively 187,917 176,524 Goodwill 54,569 50,757 Intangible assets, net 29,343 31,720 Other assets 7,760 8,250 Total assets $ 452,263 $ 460,528 LIABILITIES AND EQUITY Current liabilities: Accounts payable $ 38,982 $ 48,705 Accrued liabilities 50,331 50,391 Current maturities of long-term debt 6,338 5,104 Liabilities held for sale 1,270 902 Derivative liabilities 36,745 25,246 Total current liabilities 133,666 130,348 Long-term debt, net of current maturities 215,057 215,333 Other long-term obligations and deferred credits 4,980 6,940 Deferred income taxes 7,102 6,427 Total liabilities 360,805 359,048 Commitments and contingencies Equity: Preferred stock — — Common stock 15 15 Additional paid-in capital 157,609 156,745 Accumulated deficit (53,227) (42,743) Treasury stock, at cost (12,939) (12,537) Total stockholders’ equity 91,458 101,480 Total liabilities and equity $ 452,263 $ 460,528

7 U.S. CONCRETE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) (in thousands) Three Months Ended March 31, 2015 2014 CASH FLOWS FROM OPERATING ACTIVITIES: Net loss $ (10,484) $ (1,153) Adjustments to reconcile net loss to net cash provided by (used in) operating activities: Depreciation, depletion and amortization 8,279 4,898 Debt issuance cost amortization 437 403 Amortization of discount on long-term incentive plan and other accrued interest 87 94 Net loss on derivative 11,499 623 Net gain on sale of assets (63) (969) Deferred income taxes (343) 251 Provision for doubtful accounts and customer disputes 1,051 188 Stock-based compensation 851 530 Changes in assets and liabilities, excluding effects of acquisitions: Accounts receivable 476 (7,541) Inventories 1,611 85 Prepaid expenses and other current assets (2,285) (2,596) Other assets and liabilities 120 49 Accounts payable and accrued liabilities (10,304) 3,211 Net cash provided by (used in) operating activities 932 (1,927) CASH FLOWS FROM INVESTING ACTIVITIES: Purchases of property, plant and equipment (3,546) (10,165) Payments for acquisitions, net of cash acquired (16,348) (3,143) Proceeds from disposals of property, plant and equipment 469 2,323 Net cash used in investing activities (19,425) (10,985) CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from revolver borrowings 5 159 Repayments of revolver borrowings (5) (159) Proceeds from exercise of stock options and warrants 13 254 Payments of other long-term obligations (2,250) (2,250) Payments for other financing (1,684) (973) Debt issuance costs — (537) Purchase of treasury shares (402) (27) Net cash used in financing activities (4,323) (3,533) NET DECREASE IN CASH AND CASH EQUIVALENTS (22,816) (16,445) CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 30,202 112,667 CASH AND CASH EQUIVALENTS AT END OF PERIOD $ 7,386 $ 96,222

8 U.S. CONCRETE, INC. AND SUBSIDIARIES SELECTED REPORTABLE SEGMENT INFORMATION (Unaudited) (in thousands) Three Months Ended March 31, 2015 2014 Revenue: Ready-mixed concrete Sales to external customers $ 155,044 $ 133,926 Aggregate products Sales to external customers 5,231 4,617 Intersegment sales 3,679 3,628 Total aggregate products 8,910 8,245 Total reportable segment revenue 163,954 142,171 Other products and eliminations 7,384 4,086 Total revenue $ 171,338 $ 146,257 Reportable Segment Adjusted EBITDA: Ready-mixed concrete $ 20,570 $ 13,732 Aggregate products 177 79 Total reportable segment Adjusted EBITDA $ 20,747 $ 13,811 Reconciliation Of Reportable Segment Adjusted EBITDA To Loss From Continuing Operations Before Income Taxes: Total reportable segment Adjusted EBITDA $ 20,747 $ 13,811 Other products and eliminations income from operations 828 545 Corporate overhead (8,785) (6,319) Depreciation, depletion and amortization for reportable segments (7,009) (4,107) Interest expense, net (5,153) (5,010) Corporate derivative loss (11,499) (623) Corporate and other products and eliminations other income, net 90 99 Loss from continuing operations before income taxes $ (10,781) $ (1,604)

9 U.S. CONCRETE, INC. ADDITIONAL STATISTICS (Unaudited) We report our financial results in accordance with generally accepted accounting principles in the United States (“GAAP”). However, our management believes that certain non-GAAP performance measures and ratios, which our management uses in managing our business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the table below for (1) presentations of our adjusted EBITDA, adjusted EBITDA margin and Free Cash Flow for the quarters ended March 31, 2015 and 2014, and Net Debt as of March 31, 2015 and December 31, 2014 and (2) corresponding reconciliations to GAAP financial measures for the quarters ended March 31, 2015 and 2014 and as of March 31, 2015 and December 31, 2014. We have also provided below (1) the impact of non-cash stock compensation expense, derivative losses, acquisition related professional fees, officer severance on net income (loss) and net income (loss) per share and (2) corresponding reconciliations to GAAP financial measures for the quarters ended March 31, 2015 and 2014. We have also shown below certain Ready-Mixed Concrete Statistics for the quarters ended March 31, 2015 and 2014. We define adjusted EBITDA as our net income (loss) from continuing operations, plus the provision (benefit) for income taxes, net interest expense, depreciation, depletion and amortization, non-cash stock compensation expense, derivative (gain) loss, gain (loss) on extinguishment of debt, and officer severance. We define adjusted EBITDA margin as the amount determined by dividing adjusted EBITDA by total revenue. We have included adjusted EBITDA and adjusted EBITDA margin in the accompanying tables because they are widely used by investors for valuation and comparing our financial performance with the performance of other building material companies. We also use adjusted EBITDA and adjusted EBITDA margin to monitor and compare the financial performance of our operations. Adjusted EBITDA does not give effect to the cash we must use to service our debt or pay our income taxes and thus does not reflect the funds actually available for capital expenditures. In addition, our presentation of adjusted EBITDA may not be comparable to similarly titled measures other companies report. We define adjusted net income (loss) and adjusted net income (loss) per share as net income (loss) and net income (loss) per share excluding non-cash stock compensation expense, derivative loss, acquisition related professional fees, and officer severance. We present adjusted net income (loss) and adjusted net income (loss) per share to provide more consistent information for investors to use when comparing operating results for the quarters ended March 31, 2015 and 2014. We define Free Cash Flow as cash provided by (used in) operations less capital expenditures for property, plant and equipment, net of disposals. We consider Free Cash Flow to be an important indicator of our ability to service our debt and generate cash for acquisitions and other strategic investments. We define Net Debt as total debt, including current maturities and capital lease obligations, minus cash and cash equivalents. We believe that Net Debt is useful to investors as a measure of our financial position. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported operating results or cash flow from operations or any other measure of performance prepared in accordance with GAAP.

10 Three Months Ended March 31, 2015 2014 (In thousands, except average price amounts and net income (loss) per share) Ready-Mixed Concrete Statistics: Average price per cubic yard (in dollars) $ 121.04 $ 106.53 Volume in cubic yards 1,277 1,254 Aggregate Products Statistics: Average price per ton (in dollars) $ 9.95 $ 8.79 Sales volume in tons 773 807 Adjusted Net Income and EPS: Net Loss $ (10,484) $ (1,153) Add: Derivative loss 11,499 623 Add: Non-cash stock compensation expense 851 530 Add: Acquisition related professional fees 926 51 Add: Officer severance 385 — Adjusted net income $ 3,177 $ 51 Net loss per diluted share $ (0.77) $ (0.09) Impact of derivative loss 0.81 0.04 Impact of non-cash stock compensation expense 0.06 0.04 Impact of acquisition related professional fees 0.06 — Impact of officer severance 0.03 — Adjusted net income per diluted share $ 0.22 $ — Adjusted EBITDA reconciliation: Net loss from continuing operations $ (10,707) $ (1,626) Income tax expense (74) 22 Interest expense, net (5,153) (5,010) Derivative loss 11,499 623 Depreciation, depletion and amortization 8,279 4,898 Non-cash stock compensation expense 851 530 Officer severance 385 — Adjusted EBITDA $ 15,386 $ 9,457 Adjusted EBITDA margin 9.0% 6.5% Free Cash Flow reconciliation: Net cash provided by (used in) operating activities $ 932 $ (1,927) Less: capital expenditures (3,546) (10,165) Plus: proceeds from the sale of property, plant and equipment 469 2,323 Free Cash Flow $ (2,145) $ (9,769) As of As of March 31, 2015 December 31, 2014 Net Debt reconciliation: Total debt, including current maturities and capital lease obligations $ 221,395 $ 220,437 Less: cash and cash equivalents 7,386 30,202 Net Debt $ 214,009 $ 190,235 Contact: Matt Brown Senior Vice President and CFO U.S. Concrete, Inc. 817-835-4105